UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – September 20, 2004

Platinum Underwriters Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

The Belvedere Building
69 Pitts Bay Road
Pembroke, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

(441) 295-7195
(Registrant’s telephone number, including area code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1: SLIDES FOR PRESENTATION

Item 7.01. Regulation FD Disclosure.

     The slides attached hereto as Exhibit 99.1, which are incorporated in this Item 7.01 by reference thereto, will be utilized in presentations to analysts and investors during the week beginning Monday, September 20, 2004 and are furnished pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit 99.1       Slides for presentation to analysts and investors.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.

By:	/s/ Michael E. Lombardozzi

Michael E. Lombardozzi Executive Vice President, General Counsel and Secretary

Date: September 20, 2004

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Exhibit Index

Exhibit
Number	Description
99.1	Slides for presentation to analysts and investors.